UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7830 Old Georgetown Road, Third Floor, Bethesda, MD 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 16, 2016, Eagle Bancorp, Inc. (the “Company”) filed Articles of Amendment to the Company’s Articles of Incorporation.  The amendment, which was approved by the shareholders of the Company at the Annual Meeting of Shareholders held on May 12, 2016, requires that in uncontested elections, directors must be approved by a majority of the votes cast, or submit a resignation, subject to acceptance or declination by the Board of Directors. The amendment, effective immediately, amends and restates Article IX of the Articles of Incorporation to read in its entirety as follows:

“ARTICLE IX.  Directors.  (a) The number of directors constituting the entire board shall be not less than three (3) nor more than twenty-five (25), the exact number of which as may be fixed from time to time in accordance with the bylaws, provided that the number of directors shall not be reduced so as to shorten the term of any director then in office.

(b) Directors shall be elected by the vote of a plurality of the votes cast in the election of directors, for which purpose unvoted shares and abstentions shall not be counted, provided, however, that if there is an Uncontested Election (hereinafter defined), and a nominee (including a currently serving director nominated for reelection) does not receive a Majority Vote for Election (hereinafter defined) then such nominee shall immediately after the certification of the shareholder vote relating to the election, submit his or her resignation, subject to acceptance or declination by the Board of Directors. Such resignation shall be effective upon the first to occur of: (i) acceptance by the Board of Directors or (ii) 120 days after the date of certification of the shareholder vote relating to the election. An Uncontested Election is defined as any election of directors in which the number of nominees is equal to or less than the number of directors to be elected. A Majority Vote for Election is defined as more votes being cast for such nominee’s election than against such nominee’s election, counting votes against such nominee’s election or for which voting authority for such nominee’s election is expressly withheld, but not including unvoted shares or abstentions. No resignation shall be required to be submitted in the event a nominee does not receive a Majority Vote For Election in an election which is not an Uncontested Election.  The bylaws shall establish procedures relating to the submission, and the acceptance or declination, of such resignations.”

A copy of the Articles of Incorporation of the Company, as amended through May 16, 2016, is included as Exhibit 3.1 to this Current Report on Form 8-K.

As a result of the effectiveness of the Articles of Amendment, the bylaws of the Company are also amended, effective as of May 16, 2016, as follows:

Article II, Section 2, is amended and restated to read in its entirety as follows:

“SECTION 2. Number, Term and Election

(a)         The maximum number of directors is fixed by the Corporation’s Articles of Incorporation and may be altered only by amendment thereto.  The minimum number of directors shall be three (3). Directors shall be elected to serve a term of office of one (1) year, until the next Annual Meeting of Shareholders to be held after their election, until their respective successors shall be elected and qualified, or until their prior death, resignation, retirement, disqualification or removal from office.

(b)         The Board of Directors may, by a vote of a majority of the directors then in office, between Annual Meetings of Shareholders, increase or decrease the membership of the Board of Directors within such limits, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Where any vacancy on the Board of Directors is filled by the action of the Board of Directors, the director so elected or appointed shall serve a term of office extending until the next Annual Meeting of Shareholders to be held after their election or appointment, until their respective successors shall be elected and qualified, or until their prior death, resignation, retirement, disqualification or removal from office.

(c)          If, in any election of directors in which the number of nominees is equal to or less than the number of directors to be elected (an “Uncontested Election”), a nominee (including a currently serving director nominated for reelection) does not receive more votes cast for such nominee’s election than against such nominee’s election, counting votes against such nominee’s election or for which voting authority for such nominee’s election is expressly withheld, but not including unvoted shares or abstentions (a “Majority Vote For Election”), then such nominee shall immediately after the certification of the shareholder vote relating to the election, submit his or her resignation, subject to acceptance or declination by the Board of Directors, as described in Article II, Section 10 of these bylaws, to be effective upon the first to occur of (i)  acceptance by the Board of Directors or (ii) 120 days after the date of such notice. No resignation shall be required to be submitted in the event a nominee does not receive a Majority Vote For Election in an election which is not an Uncontested Election.”

Article II, Section 10 of the Bylaws is amended and restated to read in its entirety as follows:

SECTION 10.  Resignation

(a)                                 Any director may resign at any time by sending a written notice of such resignation to the principal office of the Corporation addressed to the Chairman of the Board of Directors, the President, or the Secretary.  Unless otherwise specified therein or herein, such resignation shall take effect upon acceptance thereof by the Board of Directors.

(b)                                 If a nominee for election or reelection as a director in an Uncontested Election does not receive a Majority Vote For Election but has received a plurality of the votes cast in the election for director, then such nominee shall immediately after the certification of the shareholder vote relating to the election submit to the Corporation, such nominee’s irrevocable written resignation from the Board of Directors of the Corporation and all committees of which such nominee is then a member, which shall state that it shall be effective upon the first to occur of (i)  acceptance by the Board of Directors or (ii) 120 days after the date on which a Majority Vote for Election was not received (“Conditional Resignation”). The Board of Directors may require prospective nominees for election or reelection as director to deliver a Conditional Resignation as a requirement for nomination.  If a Conditional Resignation has been delivered as a requirement for nomination, then such Conditional Resignation shall be deemed to have been submitted immediately following the certification by the inspector of elections that such nominee did not receive a Majority Vote For Election, and no additional submission shall be required.

(c)                                  In the event that a Conditional Resignation is submitted by a director who does not receive a Majority Vote For Election, the Board of Directors will accept or reject the Conditional Resignation no later than 120 days following certification of the shareholder vote at the meeting at which the election occurred (the “Meeting Date.). Any director who submits his or her Conditional Resignation pursuant to this provision will not participate in the consideration of the Board of Directors or any committee of the Board of Directors, regarding whether to accept or reject the Conditional Resignation. If one or more Conditional Resignations are accepted by the Board of Directors, the Board of Directors will consider whether to fill such vacancy or vacancies or to reduce the size of the Board of Directors.

The Board of Directors shall act on the resignation after having received the oral or written report and recommendation of the Governance and Nominating Committee (or successor committee). The Board of Directors and Governance and Nominating Committee may consider any factor they deem relevant in deciding whether to accept the Conditional Resignation.

Promptly, and in any event not more than four (4) business days, after having made a determination to accept or decline a Conditional Resignation, the Board of Directors shall disclose its decision to accept a Conditional Resignation, or the reasons for declining the Conditional Resignation, in a Current Report on Form 8-K (or successor report) filed with the Securities and Exchange Commission.”

A copy of the Bylaws of the Company, as amended through May16, 2016, is included as Exhibit 3.2 to this Current Report on Form 8-K.

Item 5.07.                                        Submission of Matters to Vote of Security Holders.

(a)                                 On May 12, 2016, the annual meeting of shareholders of Eagle Bancorp, Inc. (the “Company”) was held for the purposes of:

1.              electing eight (8) directors to serve until the 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.              approving of an amendment to the Company’s Articles of Incorporation to require that directors of the Company be approved by majority vote in uncontested elections;

3.              approving the Company’s 2016 Stock Plan;

4.              ratifying the appointment of Stegman & Company as the Company’s independent registered public accountants for the year ended December 31, 2016; and

5.              voting on a non-binding advisory resolution approving the compensation of our named executive officers.

(b)                                 (1)                                 The name of each director elected at the meeting, and the votes cast for such persons, votes withheld and broker non-votes are set forth below:

Name	For	Withheld	Broker Non-votes
Leslie M. Alperstein	27,141,554	1,144,764	3,213,966
Dudley C. Dworken	27,153,291	1,133,027	3,213,966
Harvey M. Goodman	26,905,110	1,381,208	3,213,966
Ronald D. Paul	26,479,260	1,807,058	3,213,966
Robert P. Pincus	27,797,893	488,425	3,213,966
Norman R. Pozez	25,436,353	2,849,965	3,213,966
Donald R. Rogers	26,892,015	1,394,303	3,213,966
Leland M. Weinstein	26,913,006	1,373,312	3,213,966

(2)                                 The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the approval of the amendment to the Company’s Articles of Incorporation is as set forth below:

For	Against	Abstain	Broker Non-votes
28,123,301	109,365	53,652	3,213,966

(3)                                 The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the approval of the Company’s 2016 Stock Plan is as set forth below:

For	Against	Abstain	Broker Non-votes
27,183,575	979,556	123,187	3,213,966

(4)                                 The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm is as set forth below:

For	Against	Abstain	Broker Non-votes
31,252,033	167,545	80,706	0

(5)                                 The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the nonbinding advisory resolution approving the compensation of our executive officers is as set forth below:

For	Against	Abstain	Broker Non-votes
19,891,936	8,118,255	276,127	3,213,966

(c)                                  There have been no settlements between the Company and any other person with respect to terminating any solicitation.

Item 9.01                                           Financial Statement and Exhibits.

(d)                                                                                 Exhibits

3.1                               Articles of Incorporation of Eagle Bancorp, Inc., as amended through May 16, 2016.

3.2                               Bylaws of Eagle Bancorp, Inc., as amended through May 16, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

By:	/s/ Ronald D. Paul
Ronald D. Paul, President, Chief Executive Officer

Dated: May 17, 2016